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                                                                   EXHIBIT 23.4


                                    CONSENT

                                       OF

                        INDEPENDENT PETROLEUM ENGINEERS



We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of information from our reserve report dated February 12, 1996 relating to the oil and gas reserves of KCS Energy, Inc. at January 1, 1996. We also consent to the references to us under the heading "Reserve Engineers" in such Prospectus.


                                                R.A. LENSER & ASSOCIATES, INC.


                                                /s/ RONALD A. LENSER
                                                --------------------------------
                                                Ronald A. Lenser
                                                Registered Professional Engineer
                                                PE No. 30558


Houston, Texas
April 11, 1996